Exhibit 99.1

  [GRAPHIC OMITTED]
TOMPKINS TRUSTCO INC.

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Tuesday, October 26, 2005

            Tompkins Trustco, Inc. third quarter earnings rise 4.8% ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)


Tompkins Trustco, Inc. reported net income for the third quarter of 2005 of $7.1 million, up 4.8% from $6.8 million for the same period in 2004. Diluted earnings per share of $0.78 for the third quarter of 2005, was up 4.0% from $0.75 reported in the third quarter of 2004. Net income for the nine months ended September 30, 2005, was $20.5 million, an increase of 7.5% over the same period in 2004. For the year-to-date, diluted earnings per share were $2.25 in 2005, up 7.7% over $2.09 in 2004.

Total assets were nearly $2.1 billion at September 30, 2005, up 5.5% over September 30, 2004. Asset growth over the past twelve months included a $102.4 million increase in total loans and leases, which was partially offset by a $16.6 million decline in the securities portfolio. Additional funding for asset growth was largely driven by an $83.1 million increase in deposits.

James J. Byrnes, Chairman and CEO stated, "The 8.9% increase in total loans over the past twelve months reflects the success of our employees in delivering on our community banking strategy. We are especially pleased to achieve this growth while seeing improving trends in asset quality." Both nonperforming assets and net charge-offs declined in 2005 compared to 2004. Nonperforming loans of $4.3 million represented 0.34% of total loans at September 30, 2005, compared to 0.70% at September 30, 2004, while net charge-offs for the nine months ended September 30, 2005 totaled $996,000 compared with $1.8 million for the same period in 2004. The provision for loan/lease losses was $662,000 for the third quarter of 2005, down from $749,000 a year earlier. For the nine-months ended September 30, 2005, the provision for loan/lease losses was $1.8 million, down from $2.3 million for the same period last year.

Total revenues (net interest income plus noninterest income) of $26.8 million for the quarter and $78.4 million for the year-to-date reflect increases of 5.7% and 6.0%, respectively over the same periods in 2004. Net interest income is the largest component of revenue, representing 71.8% of total revenue for the nine months ended 2005. Net interest income of $56.3 million for the first nine months of 2005 was up 6.2% from the same period in 2004. The year-to-date net interest margin for 2005 was 4.15%, up from 4.10% for the same period in 2004. The year-to-date 2005 net interest margin benefited from a 9.8% increase in average noninterest bearing deposits, from $292.1 million for the nine months ended September 30, 2004 to $320.8 million for the nine months ended September 30, 2005.

For the third quarter of 2005, net interest income of $19.1 million reflected an increase of 5.7% over the third quarter of 2004. The net interest margin was up from the same quarter last year, but showed a slight decline when compared to the second quarter of 2005. Quarterly net interest margin was 4.12% for the quarter ended September 30, 2005; 4.15% for the quarter ended June 30, 2005; and 4.06% for the quarter ended September 30, 2004.

Noninterest income comprised 28.2% of revenue for the first nine months of 2005, compared with 28.4% for the same period in 2004. For the year-to-date, noninterest income was $22.1 million, an increase of 5.4% over the same period in 2004. Year-to-date noninterest income includes $6.1 million in service charges on deposit accounts (up 4.6%); $5.8 million in insurance commissions and fees (up 18.9%); and $3.9 million in trust and investment services income (down 0.7%). For the third quarter, noninterest income of $7.7 million reflected an increase of 5.6% from the third quarter of 2004, primarily in service charges on deposit accounts and insurance commissions and fees.

Year-to-date noninterest expenses were $46.2 million in 2005, up 6.8% from the first nine months of 2004. For the third quarter of 2005, noninterest expenses were $15.6 million, up 8.5% over the same period in 2004. These increases were primarily due to higher compensation and benefits related expenses, which were up $662,000 for the quarter and $1.5 million for the year-to-date period. Other factors contributing to the expense growth in the current year include: the January 2005 acquisition of Banfield and Associates, Inc. (an Ithaca-based insurance agency), the March 2005 opening of the Tompkins Financial Center in Batavia, NY, and the first full year of expense associated with the Mt. Kisco Office of Mahopac National Bank, which opened in July 2004. Mr. Byrnes noted, "Although these investments resulted in increased costs in the current year, we expect these initiatives to be important contributors to our future success".

Tompkins Trustco, Inc. operates 35 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout Western and Central New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.


Tompkins Trustco, Inc. - Condensed Consolidated Statements of Condition
(Unaudited)

(In thousands, except share data)
                                                                                        As of          As of
ASSETS                                                                               09/30/2005     12/31/2004
                                                                                    ------------   ------------
Cash and noninterest bearing balances due from banks                                $     67,611   $     39,911
Interest bearing balances due from banks                                                   1,216          1,021
Available-for-sale securities, at fair value                                             584,388        591,071
Held-to-maturity securities, fair value of $80,687 at September 30, 2005,
   and $70,526 at December 31, 2004                                                       79,770         69,252
Loans and leases, net of unearned income and deferred costs and fees                   1,247,890      1,172,148
Less: Reserve for loan/lease losses                                                       13,384         12,549
---------------------------------------------------------------------------------------------------------------
                                                                Net Loans/Leases       1,234,506      1,159,599

Bank premises and equipment, net                                                          34,876         33,118
Corporate owned life insurance                                                            26,806         23,940
Goodwill                                                                                  12,286         12,280
Other intangible assets                                                                    2,298          2,782
Accrued interest and other assets                                                         36,986         37,321
---------------------------------------------------------------------------------------------------------------
                                                                    Total Assets    $  2,080,743   $  1,970,295
===============================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
   Interest bearing:
     Checking, savings and money market                                             $    731,921   $    784,850
     Time                                                                                558,713        455,942
     Noninterest bearing                                                                 331,328        320,081
---------------------------------------------------------------------------------------------------------------
                                                                  Total Deposits       1,621,962      1,560,873

Federal funds purchased and securities sold under agreements to repurchase               168,837        153,715
Other borrowings                                                                          79,849         63,303
Other liabilities                                                                         28,853         19,937
---------------------------------------------------------------------------------------------------------------
                                                               Total Liabilities    $  1,899,501   $  1,797,828
---------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                             1,490          1,465

Shareholders' equity:
   Common Stock - par value $.10 per share: Authorized 15,000,000 shares;
     Issued: 8,993,754 at September 30, 2005; and 8,980,049 at December 31, 2004             899            816
   Surplus                                                                               118,348         75,837
   Undivided profits                                                                      64,704         94,522
   Accumulated other comprehensive (loss) income                                          (2,997)           871
   Treasury stock, at cost - 52,058 shares at September 30, 2005,
     and 48,719 shares at December 31, 2004                                               (1,202)        (1,044)
---------------------------------------------------------------------------------------------------------------
                                                      Total Shareholders' Equity    $    179,752   $    171,002
---------------------------------------------------------------------------------------------------------------
               Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                        and Shareholders' Equity    $  2,080,743   $  1,970,295
===============================================================================================================

Share data has been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005. See accompanying notes to unaudited condensed consolidated financial statement


Tompkins Trustco, Inc. - Condensed Consolidated Statements of Income (Unaudited)

                                                                           Three months ended            Nine months ended
                                                                     ---------------------------   ---------------------------
(In thousands, except per share data)                                 09/30/2005     09/30/2004     09/30/2005     09/30/2004
                                                                     ------------   ------------   ------------   ------------
INTEREST AND DIVIDEND INCOME
Loans                                                                $     20,901   $     17,360   $     59,309   $     50,790
Balances due from banks                                                         4             12             53             88
Federal funds sold                                                              0              1             13             18
Available-for-sale securities                                               5,803          6,015         17,420         17,935
Held-to-maturity securities                                                   648            488          1,787          1,378
------------------------------------------------------------------------------------------------------------------------------
                            Total Interest and Dividend Income             27,356         23,876         78,582         70,209
------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
  Time certificates of deposits of $100,000 or more                         1,724            785          4,415          2,061
  Other deposits                                                            4,398          3,012         11,876          9,025
Federal funds purchased and securities sold under agreements
  to repurchase                                                             1,320          1,080          3,588          3,262
Other borrowings                                                              825            946          2,389          2,843
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                                        Total Interest Expense              8,267          5,823         22,268         17,191
------------------------------------------------------------------------------------------------------------------------------
                                           Net Interest Income             19,089         18,053         56,314         53,018
------------------------------------------------------------------------------------------------------------------------------
                        Less:  Provision for loan/lease losses                662            749          1,831          2,274
------------------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan/Lease Losses             18,427         17,304         54,483         50,744
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NONINTEREST INCOME
Trust and investment services income                                        1,242          1,274          3,911          3,938
Service charges on deposit accounts                                         2,234          2,074          6,138          5,869
Insurance commissions and fees                                              2,017          1,693          5,806          4,883
Card services income                                                          663            646          1,931          1,835
Other service charges                                                         793            813          2,248          2,457
Increase in cash surrender value of corporate owned life insurance            270            225            786            807
Gains on sale of loans                                                         47             66            168            185
Other income                                                                  441            513          1,111            939
Net realized gain (loss) on available-for-sale securities                       0             (8)            19             70
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                                      Total Noninterest Income              7,707          7,296         22,118         20,983
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NONINTEREST EXPENSES
Salary and wages                                                            7,183          6,702         21,114         19,966
Pension and other employee benefits                                         1,873          1,692          5,741          5,345
Net occupancy expense of bank premises                                        984            881          3,042          2,756
Furniture and fixture expense                                                 894            859          2,694          2,557
Marketing expense                                                             549            503          1,686          1,473
Professional fees                                                             531            539          1,202          1,115
Software licenses and maintenance                                             433            308          1,339          1,010
Cardholder expense                                                            357            341          1,021            976
Amortization of intangible assets                                             140            154            455            502
Other operating expense                                                     2,661          2,408          7,867          7,536
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                                    Total Noninterest Expenses             15,605         14,387         46,161         43,236
------------------------------------------------------------------------------------------------------------------------------
                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries             10,529         10,213         30,440         28,491
------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                 33             34             98            101
                                            Income Tax Expense              3,386          3,395          9,871          9,355
==============================================================================================================================
                                                    Net Income       $      7,110   $      6,784   $     20,471   $     19,035
==============================================================================================================================
Basic Earnings Per Share                                             $       0.79   $       0.76   $       2.29   $       2.12
==============================================================================================================================
Diluted Earnings Per Share                                           $       0.78   $       0.75   $       2.25   $       2.09
==============================================================================================================================

Per share data has been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005. See accompanying notes to unaudited condensed consolidated financial statements.


Tompkins Trustco, Inc. - Summary of Financial Data (Unaudited)

                                                    ---------------------------------------------------------------------------
(In thousands, except per share data)                                       Quarter-Ended                           Year-Ended
                                                    ---------------------------------------------------------------------------
                                                      Sept-05      Jun-05       Mar-05       Dec-04       Sept-04      Dec-04
                                                    ---------------------------------------------------------------------------
Period End Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Securities                                          $  664,158   $  667,089   $  665,695   $  660,323   $  680,803   $  660,323
-------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                       1,247,890    1,222,801    1,193,530    1,172,148    1,145,522    1,172,148
-------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           13,384       12,985       12,920       12,549       12,175       12,549
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                         2,080,743    2,042,404    2,005,700    1,970,295    1,972,281    1,970,295
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,621,962    1,590,092    1,606,200    1,560,873    1,538,833    1,560,873
-------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      168,837      166,923      141,506      153,715      163,731      153,715
-------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        79,849       84,435       67,019       63,303       77,487       63,303
-------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   179,752      176,438      169,516      171,002      168,214      171,002
-------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Average earning assets                              $1,906,969   $1,886,210   $1,854,432   $1,827,525   $1,827,002   $1,801,145
-------------------------------------------------------------------------------------------------------------------------------
Average assets                                       2,049,262    2,027,802    1,996,702    1,966,811    1,959,426    1,939,223
-------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities                 1,514,008    1,514,026    1,491,678    1,457,028    1,466,225    1,455,729
-------------------------------------------------------------------------------------------------------------------------------
Average equity                                         176,862      172,434      171,768      169,816      161,065      163,354
-------------------------------------------------------------------------------------------------------------------------------

Share data
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          8,956,846    8,950,979    8,953,452    8,935,339    8,933,029    8,956,013
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)        9,091,655    9,068,242    9,104,914    9,091,237    9,065,818    9,102,627
-------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        8,964,075    8,950,710    8,956,468    8,950,370    8,929,999    8,950,370
-------------------------------------------------------------------------------------------------------------------------------
Book value per share                                $    20.05   $    19.71   $    18.93   $    19.11   $    18.84   $    19.11
-------------------------------------------------------------------------------------------------------------------------------

Income Statement
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                 $   19,089   $   18,801   $   18,423   $   18,328   $   18,053   $   71,346
-------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                            662          716          452          587          749        2,860
-------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       7,707        7,627        6,785        7,000        7,296       27,983
-------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     15,605       15,338       15,218       14,991       14,387       58,228
-------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              33           33           33           31           34          133
-------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       3,386        3,393        3,092        3,138        3,395       12,493
-------------------------------------------------------------------------------------------------------------------------------
Net income                                               7,110        6,948        6,413        6,581        6,784       25,615
-------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                            $     0.79   $     0.78   $     0.72   $     0.74   $     0.76   $     2.86
-------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                          $     0.78   $     0.77   $     0.70   $     0.72   $     0.75   $     2.81
-------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                     $      264   $      651   $       81   $      212   $      674   $    1,996
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  Nonaccrual loans and leases                            4,203        5,290        6,000        7,392        7,797        7,392
-------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing           100          570            6           31           25           31
-------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above            0           50          185          189          190          189
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Total nonperforming loans and leases                     4,303        5,910        6,191        7,612        8,012        7,612
-------------------------------------------------------------------------------------------------------------------------------
  OREO                                                      96          202          359           89          104           89
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Nonperforming assets                                     4,399        6,112        6,550        7,701        8,116        7,701
-------------------------------------------------------------------------------------------------------------------------------


Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                    ---------------------------------------------------------------------------
(In thousands, except per share data)                                       Quarter-Ended                           Year-Ended
                                                    ---------------------------------------------------------------------------
                                                      Sept-05      Jun-05       Mar-05       Dec-04       Sept-04      Dec-04
                                                    ---------------------------------------------------------------------------

Credit Quality
-------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/average loans
   and leases *                                           0.08%        0.22%        0.03%        0.07%        0.24%        0.18%
-------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases           0.34%        0.48%        0.52%        0.65%        0.70%        0.65%
-------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                               0.21%        0.30%        0.33%        0.39%        0.41%        0.39%
-------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases                 311.04%      219.71%      208.69%      164.86%      151.96%      164.86%
-------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                  1.07%        1.06%        1.08%        1.07%        1.06%        1.07%
-------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
-------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                            8.4%         8.2%         8.2%         8.1%         7.9%         8.1%
-------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                      13.9%        13.6%        13.6%        13.4%        13.4%        13.4%
-------------------------------------------------------------------------------------------------------------------------------

Profitability
-------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                                1.38%        1.37%        1.30%        1.33%        1.38%        1.32%
-------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                               15.95%       16.16%       15.14%       15.41%       16.76%       15.68%
-------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                                4.12%        4.15%        4.18%        4.14%        4.06%        4.11%
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

* Quarterly ratios have been annualized

Share and per share data have been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.